                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (date of earliest event reported): October 22, 1999

                             VERIDA INTERNET CORP.
             (Exact name of registrant as specified in its charter)


         Nevada                   0-25757                98-0164651
    (State or other             (Commission           (I.R.S. Employer
      jurisdiction              File Number)         Identification No.)
   of incorporation)


                        50 California Street, Suite 1500
                        San Francisco, California 94111
                        (Address of Principal Executive
                          Offices, including Zip Code)

                                 (415) 464-8600
                        (Registrant's Telephone Number,
                              including Area Code)



         (Former name or former address, if changed since last report)

Item 5.  Other Events.

On October 22, 1999, the Board of Directors of Verida Internet Corp. (the "Company") approved a Merger Agreement (the "Merger Agreement") dated as of October 21, 1999 that the Company entered into with Verida Acquisition Corp. ("VAC"), Triad Creative, Inc. ("Triad") and Michael Hinshaw ("Hinshaw"), pursuant to which Triad will be merged into VAC. The resulting corporation, which will be renamed Triad Creative, Inc., will be a wholly-owned subsidiary of the Company.

Triad (www.triadinc.com), which was founded in 1982, provides positioning, branding and integrated marketing services to high-technology and financial services companies including CBS MarketWatch, PointConnect, Bank of America and Imperial Bank through a unique combination of concept-driven design and results-oriented strategic marketing.

Hinshaw owns all of the issued and outstanding shares of Triad. Hinshaw is the President, Chief Executive Officer and a director of the Company. Triad's value has been independently established between $1.7 and $2.1 million. The consideration payable by the Company to effect the transaction will be 150,000 of its shares plus $750,000 in cash payable over six months. The Company's shares have been valued at $7.00 per share for purposes of this transaction, based on the recent closing of a $1.25 million private placement at $7.00 per unit, with each unit consisting of one share of common stock and one warrant to purchase an additional share of common stock for $10.00 within three years. The $750,000 of cash payments will be made from the proceeds of the $1.25 million private placement.

If the fair market value of Triad declines prior to the closing of the transaction, the purchase price is subject to downward adjustment, with an option for the Company to cancel the transaction if Triad's fair market value is less than $1.275 million.

The description of the transaction set forth above is qualified by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and is hereby incorporated by reference as though set forth here in its entirety.

Item 7(c).  Exhibits.

                                List of Exhibits

   Exhibit No.                                  Exhibit Description                                    Page No.
-----------------   ------------------------------------------------------------------------------   -------------

       2.1          Merger Agreement dated as of October 21, 1999, by and among Verida Internet
                    Corp., Verida Acquisition Corp., Triad Creative, Inc. and Michael Hinshaw
       3.1*         Initial Articles of Incorporation, as filed November 1, 1996
       3.2*         Bylaws
       3.3*         Articles of Amendment to the Articles of Incorporation, as filed on
                    November 8, 1996
       3.4*         Articles of Amendment to the Articles of Incorporation, as filed on March
                    11, 1999

*      Incorporated by reference from the Company's registration statement on Form 10-SB filed with the
       Securities and Exchange Commission on April 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VERIDA INTERNET CORP.



         November 8, 1999             /s/ Michael C. Hinshaw
         ----------------             ----------------------
            (Date)                    Michael C. Hinshaw
                                      President and Chief Executive Officer

                                 EXHIBIT INDEX

   Exhibit No.                                  Exhibit Description                                     Page No.
-----------------   ------------------------------------------------------------------------------   -------------

       2.1          Merger Agreement dated as of October 21, 1999, by and among Verida Internet
                    Corp., Verida Acquisition Corp., Triad Creative, Inc. and Michael Hinshaw
       3.1*         Initial Articles of Incorporation, as filed November 1, 1996
       3.2*         Bylaws
       3.3*         Articles of Amendment to the Articles of Incorporation, as filed on
                    November 8, 1996
       3.4*         Articles of Amendment to the Articles of Incorporation, as filed on March
                    11, 1999

*      Incorporated by reference from the Company's registration statement on Form 10-SB filed with the
       Securities and Exchange Commission on April 12, 1999.